SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                 MARCH 29, 2001

     Structured Asset Mortgage Investments Inc. (as Seller under a Pooling Agreement dated as of March 1, 2001 providing for the issuance of Fleet Mortgage Certificate Trust 2001-1, Pass-Through Certificates, Series 2001-1)

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
               (Exact name of registrant as specified in charter)


   DELAWARE                     333-56240                 13-3633241
(State or other             (Commission File             (IRS Employer
jurisdiction of                 Number)               Identification No.)
incorporation)

                    245 PARK AVENUE, NEW YORK, NEW YORK 10167
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (212) 272-2000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

          EXHIBIT NO.
          1.1 Terms Agreement dated as of March 27, 2001 between the Registrant and Bear, Stearns & Co. Inc.

          4.1 Pooling Agreement dated as of March 1, 2001 between the Registrant and Bank One, National Association, as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                  (Registrant)


Date:  April 12, 2001               By:  /S/ JOSEPH T. JURKOWSKI, JR.
                                        --------------------------------
                                            Name:  Joseph T. Jurkowski, Jr.
                                            Title: Vice President

                                  EXHIBIT INDEX

                                                                    Sequentially
EXHIBIT NUMBER           DESCRIPTION                               NUMBERED PAGE

1.1                      Terms Agreement dated as of March 27,
                         2001 between the Registrant and Bear,
                         Stearns & Co. Inc.

4.1                      Pooling Agreement dated as of March
                         1, 2001 between the Registrant and
                         Bank One, National Association, as
                         Trustee.